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                                                                      Exhibit 6

                           NOTE REFORMATION AGREEMENT



                                   DATED AS OF


                                  JULY 14, 2000

                                  BY AND AMONG

                         COVENTRY INDUSTRIES CORP. N/K/A
                      AMERICAN RISK MANAGEMENT GROUP, INC.

                                 AS THE ISSUER,

                        PROFUTURES SPECIAL EQUITIES, L.P.

                                AS THE NOTEHOLDER



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                           NOTE REFORMATION AGREEMENT


         AGREEMENT, dated as of July 14, 2000, among PROFUTURES SPECIAL EQUITIES FUND, L.P. INC., a Delaware limited partnership (the "Noteholder") and COVENTRY INDUSTRIES CORP. N/K/A AMERICAN RISK MANAGEMENT GROUP, INC. ("Company").

                                R E C I T A L S:

         WHEREAS, on March 3, 1999, the Company has issued to the Noteholder, three of the Company's 8% Convertible Promissory Notes each having a principal face value of $273,000 and an aggregate principal value of $819,000 ("Coventry Note(s)") and the Company's 8% Promissory Note having a principal face value of $81,000 ("Company Promissory Note"), attached hereto as EXHIBIT A ; and

         WHEREAS, the Coventry Notes and securities exchanged for the Coventry Notes have been held for a period exceeding 2 years by the Noteholder and are convertible into shares of the Company's common stock, par value $.001 per share which shares shall be tradeable without restrictive legend and without any restrictions on sale under Rule 144; and

         WHEREAS, accrued and unpaid interest on the Coventry Notes aggregates $111,000 and the total of principal and interest due under the Coventry Notes to the date of this Agreement is $930,000; and

         WHEREAS, the amounts due under the Coventry Notes and Company Promissory Note have not been paid by the Company in accordance with their terms and conditions and the Noteholder is willing to waive the Company's default under the Coventry Notes and any and all other claims which the Noteholder has against the Company provided that the Company reforms, restates and amends the Coventry Notes and cancels the Company Promissory Note in accordance with the terms and conditions of this Agreement.


         NOW, THEREFORE, in consideration of the foregoing premises and the covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

                                   DEFINITIONS

         SECTION 1.1. DEFINITIONS. The following terms, as used herein, have the following meanings:

         "Affiliate" means, with respect to any Person (the "Subject Person"),
(i) any other Person (a "Controlling Person") that directly, or indirectly through one or more intermediaries, Controls the Subject


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Person or (ii) any other Person (other than the Subject Person) which is
Controlled by or is under common Control with a Controlling Person.

         "Agreement" means this Note Reformation Purchase Agreement, as amended, supplemented or otherwise modified from time to time in accordance with its terms.

         "Balance Sheet Date" has the meaning set forth in Section 4.7.

         "Benefit Arrangement" means at any time an employee benefit plan within the meaning of Section 3(3) of ERISA which is not a Plan or a Multiemployer Plan and which is maintained or otherwise contributed to by the Company.

         "Benefit Plans" has the meaning set forth in Section 4.9(b).

         "Business Day" means any day except a Saturday, Sunday or other day on which commercial banks in the City of New York are authorized or required by law to close.

         "Capital Reorganization" has the meaning set forth in Section 7.9.

         "Closing Bid Price" shall mean for any security as of any date, the lowest closing bid price as reported by Bloomberg, L.P. ("Bloomberg") on the principal securities exchange or trading market where such security is listed or traded or, if the foregoing does not apply, the lowest closing bid price of such security in the over-the-counter market on the electronic bulletin board, or, if no lowest trading price is reported for such security by the electronic bulletin board, then the average of the bid prices of any market makers for such security as reported in the "pink sheets" by the National Quotation System, Inc.

         "Closing Date" has the meaning set forth in Section 2.2.

         "Code" means the Internal Revenue Code of 1986, as amended.

         "Commission" means the Securities and Exchange Commission or any entity succeeding to all of its material functions.

         "Common Stock" means the common stock, $.001 par value per share, of the Company symbol "ARMC".

         "Company" means Coventry Industries Corp. n/k/a American Risk Management Group, Inc., a Florida corporation, and its successors.

         "Company Corporate Documents" means the articles of incorporation and by-laws of the Company.

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         "Company Promissory Note" means the Company's 8% Promissory Note issued
, 1999 having a principal face value of $81,000 and issued to the Noteholder.

         "Control" (including, with correlative meanings, the terms "Controlling," "Controlled by" and under "common Control with"), as used with respect to any Person, means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of that Person, whether through the ownership of voting securities, by contract or otherwise .

         "Conversion Date" shall mean the date of delivery (including delivery via telecopy) of a Notice of Conversion for all or a portion of a Convertible Note by the holder thereof to the Company as specified in each Convertible Note.

         "Conversion Price" has the meaning set forth in the Convertible Notes.

         "Conversion Shares" has the meaning set forth in the Recitals.

         "Convertible Notes" means the Company's 8% Amended and Restated Convertible Notes due July 20, 2003 in the form attached hereto as EXHIBIT B hereto.

         "Coventry Notes" means the three Company 8% Convertible Promissory Notes dated March 3, 1999 having an aggregate principal face value of $819,000 and issued to the Noteholder.

         "Debt" of any Person means at any date, without duplication, (i) all obligations of such Person for borrowed money, (ii) all obligations of such Person evidenced by bonds, debentures, notes, or other similar instruments issued by such Person, (iii) all obligations of such Person as lessee which (x) are capitalized in accordance with GAAP or (y) arise pursuant to sale-leaseback transactions, (iv) all reimbursement obligations of such Person in respect of letters of credit or other similar instruments, (v) all Debt of others secured by a Lien on any asset of such Person, whether or not such Debt is otherwise an obligation of such Person and (vi) all Debt of others Guaranteed by such Person.

         "Default" means any event or condition which constitutes an Event of Default or which with the giving of notice or lapse of time or both would, unless cured or waived, become an Event of Default.

         "Default Conversion Price" has the meaning set forth in the Convertible Notes.

         "Directors" means the individuals then serving on the Board of Directors or similar such management council of the Company.

         "Environmental Laws" means any and all federal, state, local and foreign statutes, laws, regulations, ordinances, rules, judgments, orders, decrees, permits, concessions, grants, franchises, licenses, agreements or other governmental restrictions relating to the environment or to emissions, discharges or releases of pollutants, contaminants, petroleum or petroleum products, chemicals or industrial, toxic or hazardous substances or wastes into the environment, including, without limitation, ambient air, surface water, ground

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water, or land, or otherwise relating to the manufacture, processing, distribution, use, treatment, storage, disposal, transport or handling of pollutants, contaminants, petroleum or petroleum products, chemicals or industrial, toxic or hazardous substances or wastes or the cleanup or other remediation thereof.

         "ERISA" means the Employee Retirement Income Security Act of 1974, as amended, or any successor statute.

         "ERISA Group" means the Company and all members of a controlled group of corporations and all trades or businesses (whether or not incorporated) under common control which, together with the Company, are treated as a single employer under the Code.

         "Event of Default" has the meaning set forth in Article X hereof.

         "Exchange Act" means the Securities Exchange Act of 1934, as amended.

         "GAAP" has the meaning set forth in Section 1.2.

         "Guarantee" by any Person means any obligation, contingent or otherwise, of such Person directly or indirectly guaranteeing (whether by virtue of partnership arrangements, by agreement to keep well, to purchase assets, goods, securities or services, to take-or-pay, or to maintain a minimum net worth, financial ratio or similar requirements, or otherwise) any Debt of any other Person and, without limiting the generality of the foregoing, any obligation, direct or indirect, contingent or otherwise, of such Person (i) to purchase or pay (or advance or supply funds for the purchase or payment of) such Debt or (ii) entered into for the purpose of assuring in any other manner the holder of such Debt of the payment thereof or to protect such holder against loss in respect thereof (in whole or in part); PROVIDED that the term Guarantee shall not include endorsements for collection or deposit in the ordinary course of business. The term Guarantee used as a verb has a corresponding meaning.

         "Hazardous Materials" means any hazardous materials, hazardous wastes, hazardous constituents, hazardous or toxic substances or petroleum products (including crude oil or any derivative or fraction thereof), defined or regulated as such in or under any Environmental Laws.

         "Holder" or "Holders" means any Person which purchases, takes or comes into possession of the Convertible Notes by assignment, Transfer or otherwise, or is the nominee, trustee or receiver of any Person who is the registered holder of any of the Convertible Notes.

         "Intellectual Property" has the meaning set forth in Section 4.18.

         "Investment" means any investment in any Person, whether by means of share purchase, partnership interest, capital contribution, loan, time deposit or otherwise.

         "Lien" means, any lien, mechanic's lien, materialmen's lien, lease, easement, charge, encumbrance, mortgage, conditional sale agreement, title retention agreement, agreement to sell or convey, option, claim,

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title imperfection, encroachment or other survey defect, pledge, restriction, security interest or other adverse claim, whether arising by contract or under law or otherwise (including, without limitation, any financing lease having substantially the same economic effect as any of the foregoing, and the filing of any financing statement under the Uniform Commercial Code or comparable law of any jurisdiction in respect of any of the foregoing).

         "Majority Holders" means (i) as of the Closing Date, the Noteholder and
(ii) at any time thereafter, the Holder or Holders of more than 50% in aggregate principal amount of the Convertible Notes outstanding at such time.

         "Market Price" shall mean the Closing Bid Price of the Common Stock preceding the date of determination.

         "Material Plan" means at any time a Plan or Plans having aggregate Unfunded Liabilities in excess of $500,000.

         "Maturity Date" shall mean the date of maturity of the Convertible Notes; specifically, June 30, 2003.

         "Notice of Conversion" means the form to be delivered by a holder of a Convertible Note upon conversion of all or a portion thereof to the Company in the form of EXHIBIT I to the form of Convertible Note.

         "Other Taxes" has the meaning set forth in Section 3.6(b).

         "PBGC" means the Pension Benefit Guaranty Corporation or any entity succeeding to any or all of its functions under ERISA.

         "Permits" means all domestic and foreign licenses, franchises, grants, authorizations, permits, easements, variances, exemptions, consents, certificates, orders and approvals necessary to own, lease and operate the properties of, and to carry on the business of the Company.

         "Person" means an individual, corporation, partnership, trust, incorporated or unincorporated association, joint venture, joint stock company, government (or any agency or political subdivision thereof) or other entity of any kind.

         "Plan" means at any time an employee pension benefit plan which is covered by Title IV of ERISA or subject to the minimum funding standards under the Code and either (i) is maintained, or contributed to, by any member of the ERISA group for employees of any member of the ERISA group or (ii) has at any time within the preceding five years been maintained, or contributed to, by any Person which was at such time a member of the ERISA Group for employees of any Person which was at such time a member of the ERISA group.

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         "SEC Reports" shall have the meaning set forth in Section 4.7.

         "Securities" means the Convertible Notes and, as applicable, the Conversion Shares.

         "Securities Act" means the Securities Act of 1933, as amended.

         "Subsidiary" means, with respect to any Person, any corporation or other entity of which (x) a majority of the capital stock or other ownership interests having ordinary voting power to elect a majority of the Board of Directors or other persons performing similar functions are at the time directly or indirectly owned by such Person or (y) the results of operations, the assets and the liabilities of which are consolidated with such Person under GAAP.
         "Taxes" has the meaning set forth in Section 3.6.

         "Trading Day" shall mean any Business Day on which the automated quotation system or exchange on which the Common Stock is then traded is open for trading for at least four (4) hours.

         "Transaction Agreements" means this Agreement and the Convertible
Notes.

         "Transfer" means any disposition of Securities that would constitute a sale thereof under the Securities Act.

         "Unfunded Liabilities" means, with respect to any Plan at any time, the amount (if any) by which (i) the present value of all benefits under such Plan exceeds (ii) the fair market value of all Plan assets allocable to such benefits (excluding any accrued but unpaid contributions), all determined as of the then most recent valuation date for such Plan, but only to the extent that such excess represents a potential liability of a member of the ERISA Group to the PBGC or any other Person under Title IV of ERISA.

         SECTION 1.2. ACCOUNTING TERMS AND DETERMINATIONS. Unless otherwise specified herein, all accounting terms used herein shall be interpreted, all accounting determinations hereunder shall be made, and all financial statements required to be delivered hereunder shall be prepared, in accordance with generally accepted accounting principles as in effect from time to time, applied on a consistent basis (except for changes concurred in by the Company's independent public accountants) ("GAAP"). All references to "dollars," "Dollars" or "$" are to United States dollars unless otherwise indicated.


                                   ARTICLE II
                        REFORMATION OF CONVERTIBLE NOTES

         SECTION 2.1. AUTHORIZATION OF REFORMATION. The Company has duly authorized the reformation, amendment and restatement to the Noteholder of the Coventry Notes. In substitution of and in exchange for the Coventry Notes, the Company will issue the Convertible Notes in the aggregate

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principal amount of $930,000 which includes the principal face amount of the
Coventry Notes and accrued but unpaid interest to date, the form of which is annexed hereto as EXHIBIT B, which Convertible Notes shall be saleable, transferable and assignable in accordance with the terms and conditions of this Agreement to any Person or Persons in varying denominations. The Convertible Notes are given in exchange for the Coventry Notes, and do not constitute repayment of the Coventry Notes, nor a novation thereof.


         SECTION 2.2. CLOSING. The closing for the reformation, amendment and restatement restatement of the Convertible Notes shall be held on such date ("Closing Date") not later than July 14, 2000.

         SECTION 2.3. DELIVERIES. On the Closing Date, subject to the satisfaction of all terms and conditions set forth herein, the following deliveries shall take place:

         (a) The Company shall deliver to the Noteholder the Convertible Notes duly executed on behalf of the Company registered in the name of and payable to the order of such Noteholder.

         (b) The Noteholder shall cancel and deliver to the Company the Company Promissory Note.

         (c) The Company shall deliver an opinion of counsel as to certain matters substantially in the form annexed hereto as EXHIBIT C which may be relied upon by the Noteholder and any subsequent Holder.

         (d) The Company shall deliver a resolution of its Board of Directors authorizing the execution and delivery of this Agreement and the reformation, amendment and restatement of the Convertible Notes.


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                                   ARTICLE III

                       PAYMENT TERMS OF CONVERTIBLE NOTES

         SECTION 3.1. PAYMENT OF PRINCIPAL AND INTEREST. The Company will pay all amounts due on each Convertible Note by the method and at the address specified for such purpose by the Noteholder or any Holder registered with the Company in writing, without the presentation or surrender of any Convertible Note or the making of any notation thereon, except that upon written request of the Company made concurrently with or reasonably promptly after payment or prepayment in full of any Convertible Note, the Noteholder or any Holder shall surrender such Convertible Note for cancellation, reasonably promptly after any such request, to the Company at its principal executive office. Prior to any sale or other disposition of any Convertible Note, the holder thereof will, at its election, either endorse thereon the amount of principal paid thereon and the last date to which interest has been paid thereon or surrender the Convertible Note to the Company in exchange for a new Convertible Note or Convertible Notes. The Convertible Notes may be freely transferable and assignable to any Holder which agrees in writing to comply with the terms and conditions of this Agreement and the Convertible Notes provided that such Holder is an "accredited investor." The Company will afford the benefits of this
Section 3.1 to any direct or indirect transferee of the Convertible Notes purchased under this Agreement and that has made the same agreement relating to this Convertible Note as the Noteholder or any Holder has in this Section 3.1; provided that such transferee is an "accredited investor" under Rule 501 of Regulation D promulgated under the Securities Act.

         SECTION 3.2 PAYMENT OF INTEREST. Interest shall accrue on the outstanding principal amount of each Convertible Note and shall be payable quarterly on the last day of each calendar month of each quarter, commencing September 30, 2000 in the manner set forth in the Convertible Notes.

         SECTION 3.3. VOLUNTARY PREPAYMENT. For so long as no Event of Default shall have occurred and is continuing and not cured by the Company within the applicable time to cure as provided under this Agreement, the Company may, at its option, prepay each Convertible Note at 130% of the principal amount thereof, plus accrued but unpaid interest through the date of prepayment following at least ten (10) Business Days prior written notice to the Noteholder or Holder (the expiration of such ten (10) Business Day period being referred to as the "prepayment date"); PROVIDED, HOWEVER, that if such date is not a Business Day, the prepayment date shall be the next Business Day thereafter. No partial prepayment of a Convertible Note shall be permitted and the Company must prepay all outstanding Convertible Notes simultaneously. If the Company gives a notice of prepayment of the Convertible Notes, the Noteholder or any Holder may convert the unpaid principal amount of such Convertible Note or Convertible Notes to be prepaid (together with the amount of accrued and unpaid interest) into shares of Common Stock.

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         SECTION 3.4. MANDATORY PREPAYMENTS.

                  Upon (i) a transfer of all or substantially all of the assets of the Company to any Person in a single transaction or series of related transactions, or (ii) a consolidation, merger or amalgamation of the Company with or into another Person in which the Company is not the surviving entity (other than a merger which is effected solely to change the jurisdiction of incorporation of the Company and results in a reclassification, conversion or exchange of outstanding shares of Common Stock solely into shares of Common Stock) (each of items (i) and (ii) being referred to as a "Sale Event"), then, in each case, the Company shall, upon request of any Holder, redeem the Convertible Notes registered in the name of such Holder in cash for 130% of the principal amount, plus accrued but unpaid interest through the date of redemption, or at the election of the Holder, such Holder may convert the unpaid principal amount of such Convertible Notes (together with the amount of accrued and unpaid interest) into shares of Common Stock at the Conversion Rate.

         SECTION 3.5. PREPAYMENT PROCEDURES.

                  (A) Any permitted prepayment or redemption of the Convertible Notes pursuant to Sections 3.3 or 3.4 above shall be deemed to be effective and consummated (for purposes of determining the time at which the Noteholder or any Holder shall thereafter not be entitled to deliver a Notice of Conversion for the Convertible Notes) as follows:

                           (i) A prepayment pursuant to Section 3.3, the
                  "prepayment date" specified therein;

                           (ii) A redemption pursuant to Section 3.4(a), the
                  date of consummation of the applicable Sale Event;

                  (B) On the Maturity Date and on the effective date of a repayment or redemption of the Convertible Notes as specified in
         Section 3.5(a) above, the Company shall deliver by wire transfer of funds or certified check the repayment/redemption price to the Noteholder or any Holder of the Convertible Notes subject to prepayment or redemption. Should the Noteholder or any Holder not receive payment of any amounts due on prepayment or redemption of its Convertible Notes by reason of the Company's failure to make payment at the times prescribed above for any reason, the Company shall pay to the Noteholder or any Holder on demand (x) interest on the sums not paid when due at an annual rate equal to the lesser of (i) the maximum lawful rate and (ii) 2% per annum, compounded at the end of each thirty
         (30) days, until the Noteholder or any Holder is paid in full and (y) all costs of collection, including, but not limited to, attorneys' fees and costs, whether or not suit or other formal proceedings are instituted.

                  (C) Any Notice of Conversion delivered by the Noteholder or any Holder (including delivery via telecopy) to the Company prior to the (x) Maturity Date or (y) effective date of a voluntary prepayment pursuant to Section 3.3 or a mandatory prepayment pursuant to Section
         3.4 as specified in Section 3.5(a) above), shall be honored by the Company and the conversion of the

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         Convertible Notes shall be deemed effected on the Conversion Date. In addition, between the effective date of a voluntary prepayment pursuant to Section 3.3 or a mandatory prepayment pursuant to Section 3.4 as specified in Section 3.5(a) above and the date the Company is required to deliver the redemption proceeds in full to the Noteholder or any Holder, the Noteholder or any Holder may deliver a Notice of Conversion to the Company.

         SECTION 3.6 PAYMENT OF ADDITIONAL AMOUNTS.

                  (A) Any and all payments by the Company hereunder or under the Convertible Notes to the Noteholder and each "qualified assignee" thereof shall be made free and clear of and without deduction or withholding for any and all present or future taxes, levies, imposts, deductions, charges or withholdings, and all liabilities with respect thereto (all such taxes, levies, imposts, deductions, charges, withholdings and liabilities being hereinafter referred to as "Taxes") unless such Taxes are required by law or the administration thereof to be deducted or withheld. If the Company shall be required by law or the administration thereof to deduct or withhold any Taxes from or in respect of any sum payable under the Convertible Notes to the Noteholder or Holders of Convertible Notes subject to such Taxes shall have the right, but not the obligation, for a period of thirty (30) days commencing upon the day it shall have received written notice form the Company that it is required to withhold Taxes to transfer all or any portion of the Convertible Notes to a qualified assignee to the extent such transfer can be effected in accordance with the other provisions of this Agreement and applicable law; (ii) the Company shall make such deductions or withholdings; and (iii) the Company shall forthwith pay the full amount deducted or withheld to the relevant taxation or other authority in accordance with applicable law. A "qualified assignee" of a Noteholder is a Person that is (x) organized under the laws of (i) the United States or (ii) any jurisdiction other than the United States or any political subdivision thereof and that
         (y) represents and warrants to the Company that payments of the Company to such assignee under the laws in existence on the date of this Agreement would not be subject to any Taxes and (z) from time to time, as and when requested by the Company, executes and delivers to the Company and the Internal Revenue Service forms, and provides the Company with any information necessary to establish such assignee's continued exemption from Taxes under applicable law.

                  (B) The Company shall forthwith pay any present or future stamp or documentary taxes or any other excise or property taxes, charges or similar levies (all such taxes, charges and levies hereinafter referred to as "Other Taxes") which arise from any payment made under any of the Transaction Agreements or from the execution, delivery or registration of, or otherwise with respect to, this Agreement other than Taxes payable solely as a result of the transfer from the Noteholder to a Person of any Security.

                  (C) Within 30 days after the date of any payment of Taxes, the Company will furnish to the Noteholder the original or a certified copy of a receipt evidencing payment thereof.

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                  (D) The Noteholder shall provide to the Company a Form W-8, stating that it is a non-U.S. person, together with any additional tax forms which may be required under the Code, as amended after the date hereof, to allow interest payments to be made to it without deduction.


                                   ARTICLE IV

                  REPRESENTATIONS AND WARRANTIES OF THE COMPANY

         The Company represents and warrants to the Noteholder and any future Holder and each of them, as of the Closing Date the following:

         SECTION 4.1. ORGANIZATION AND QUALIFICATION. The Company is a corporation duly organized, validly existing and in good standing under the laws of its jurisdiction of incorporation, with full power and authority to own, lease, use and operate its properties and to carry on its business as and where now owned, leased, used, operated and conducted. The Company has no Subsidiaries. The Company is duly qualified to conduct business as a foreign corporation and is in good standing in every jurisdiction in which the nature of the business conducted by it makes such qualification necessary, except where such failure would not have a Material Adverse Effect. A "MATERIAL ADVERSE EFFECT" means any material adverse effect on the operations, results of operations, properties, assets or condition (financial or otherwise) of the Company, or on the transactions contemplated hereby or by the agreements or instruments to be entered into in connection herewith.

         SECTION 4.2. AUTHORIZATION AND EXECUTION.

                  (A) The Company has all requisite corporate power and authority to enter into and perform each Transaction Agreement and to consummate the transactions contemplated hereby and thereby and to issue the Securities in accordance with the terms hereof and thereof.

                  (B) The execution, delivery and performance by the Company of each Transaction Agreement and the issuance by the Company of the Securities have been duly and validly authorized and no further consent or authorization of the Company, its Board of Directors or its shareholders is required.

                  (C) This Agreement has been duly executed and delivered by the Company.

                  (D) This Agreement constitutes, and upon execution and delivery thereof by the Company, each of the other Transaction Agreements will constitute, a valid and binding agreement of the Company, in each case enforceable against the Company in accordance with its respective terms.

         SECTION 4.3. CAPITALIZATION. Except as provided on Schedule 4.3, the authorized, issued and outstanding capital stock of the Company is as set forth in its Form 10-QSB for the quarter

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ended March 31, 2000 and no other shares of capital stock of the Company will be outstanding as of the Closing Date. All of such outstanding shares of capital stock are, or upon issuance will be, duly authorized, validly issued, fully paid and non-assessable. No shares of capital stock of the Company are subject to preemptive rights or similar rights of the stockholders of the Company or any liens or encumbrances imposed through the actions or failure to act of the Company. Other than as set forth on Schedule 4.3 hereto, as of the date hereof,
(i) there are no outstanding options, warrants, scrip, rights to subscribe for, puts, calls, rights of first refusal, agreements, understandings, claims or other commitments or rights of any character whatsoever relating to, or securities or rights convertible into or exchangeable for any shares of capital stock of the Company, or arrangements by which the Company is or may become bound to issue additional shares of capital stock of the Company, and (ii) there are no agreements or arrangements under which the Company is obligated to register the sale of any of its securities under the Securities Act and (iii) there are no anti-dilution or price adjustment provisions contained in any security issued by the Company (or in any agreement providing rights to security holders) that will be triggered by the issuance of the Convertible Notes or Conversion Shares. The Company has furnished to Noteholder true and correct copies of the Company's Corporate Documents, and the terms of all securities convertible into or exercisable for Common Stock and the material rights of the holders thereof in respect thereto.

         SECTION 4.4. GOVERNMENTAL AUTHORIZATION. The execution and delivery by the Company of the Transaction Agreements does not and will not, the issuance and sale by the Company of the Securities does not and will not, and the consummation of the transactions contemplated hereby and by the other Transaction Agreements will not, require any action by or in respect of, or filing with, any governmental body, agency or governmental official except (a) such actions or filings that have been undertaken or made prior to the date hereof and that will be in full force and effect (or as to which all applicable waiting periods have expired) on and as of the date hereof or which are not required to be filed on or prior to the Closing Date, and (b) such actions or filings that, if not obtained, would not result in a Material Adverse Effect.

         SECTION 4.5. ISSUANCE OF SHARES. Upon conversion in accordance with the terms of the Convertible Notes, the Conversion Shares shall be duly and validly issued and outstanding, fully paid and nonassessable, free and clear of any Taxes, Liens and charges with respect to issuance and shall not be subject to preemptive rights or similar rights of any other stockholders of the Company. Assuming the representations and warranties of the Noteholder herein are true and correct in all material respects, each of the Securities will have been issued in material compliance with all applicable U.S. federal and state securities laws. The Company understands and acknowledges that, in certain circumstances, the issuance of Conversion Shares could dilute the ownership interests of other stockholders of the Company. The Company further acknowledges that its obligation to issue Conversion Shares upon conversion of the Convertible Notes, is absolute and unconditional regardless of the dilutive effect that such issuance may have on the ownership interests of other stockholders of the Company.

         SECTION 4.6. NO CONFLICTS. The execution and delivery by the Company of the Transaction Agreements did not and will not, the issuance and reformation, amendment and restatement by the Company of the Convertible Notes did not and will not and the consummation of the transactions contemplated hereby will not, contravene or constitute a default under or violation of (i) any provision of applicable law or regulation, (ii) the Company Corporate Documents, (iii) any agreement, judgment, injunction, order, decree or other instrument binding upon the Company or any its assets, or result in the creation or imposition of any Lien on any asset of the Company except where such default or violation would not have a Material Adverse Effect. The Company is in compliance with and conforms to all statutes, laws, ordinances, rules, regulations, orders, restrictions and all other legal requirements of any domestic or foreign government or any instrumentality thereof having jurisdiction over the conduct of its businesses or the ownership of its properties, except where such failure would not have a Material Adverse Effect.

         SECTION 4.7. FINANCIAL INFORMATION AND SEC REPORTS. Since June 30, 1998, the Company has filed all forms, reports and documents with the Commission required to be filed by it under the Exchange Act through the date hereof (all of the foregoing filed prior to the date hereof and all exhibits included therein and financial statements and schedules thereto and documents (other than exhibits) incorporated by reference therein, being referred to herein collectively as the "SEC Reports"). Such SEC Reports, at the time filed, complied in all material respects with the requirements of the Exchange Act and the rules and regulations of the Commission thereunder applicable to such SEC Reports. None of the SEC Reports, including without limitation, any financial statements or schedules included therein, contains any untrue statement of a material fact or omits to state a material fact necessary in order to make the statements made, in light of the circumstances under which they were made, not misleading. There have been no material adverse changes in the Company's business, properties, results of operations, condition (financial or otherwise) or prospects since the date of the Company's Report on Form 10-K for the year ended June 30, 1999 which have not been disclosed in the Company's SEC Reports or to the Noteholder in writing. The audited and unaudited balance sheets of the Company contained in the SEC Reports, and the related statements of operations, changes in stockholders' equity and changes in cash flows for the periods then ended, including the footnotes thereto, except as indicated therein, (i) complied in all material respects with applicable accounting requirements and the published rules and regulations of the Commission with respect thereto and
(ii) have been prepared in accordance with GAAP consistently applied throughout the periods indicated, except that the unaudited financial statements do not contain notes and may be subject to normal audit adjustments and normal annual adjustments. Such financial statements fairly present the financial condition of the Company at the dates indicated and its results of their operations and cash flows for the periods then ended and, except as indicated therein, reflect all claims against and all Debts and liabilities of the Company, fixed or contingent. Since June 30, 1999 (the "Balance Sheet Date"), except as disclosed in the SEC Reports, there has been (x) no material adverse change in the assets or liabilities, or in the business or condition, financial or otherwise, or in the results of operations or prospects, of the Company, whether as a result of any legislative or regulatory change, revocation of any license or rights to do business, fire, explosion, accident, casualty, labor trouble, flood, drought, riot, storm, condemnation, act of God, public force or otherwise and (y) no material adverse change in the assets or liabilities, or in the business or condition, financial or otherwise, or in the results of operations or prospects, of the Company, except in the ordinary course of business; and no fact or condition exists or is contemplated or threatened which might cause such a change in the future.

         SECTION 4.8. LITIGATION. There is no claim, action, suit or proceeding pending or, to the knowledge of the Company, threatened against the Company, before any court or arbitrator or any governmental body, agency or official in which there is a reasonable possibility of an adverse decision which could materially adversely affect the business, condition (financial or otherwise), operations, performance, properties or prospects of the Company or which challenges the validity of any Transaction Agreements.

         SECTION 4.9. COMPLIANCE WITH ERISA AND OTHER BENEFIT PLANS.

         (A) Each member of the ERISA Group has fulfilled its obligations under the minimum funding standards of ERISA and the Code with respect to each Plan and is in compliance in all material respects with the presently applicable provisions of ERISA and the Code with respect to each Plan. No member of the ERISA Group has (i) sought a waiver of the minimum funding standard under
Section 412 of the Code in respect of any Plan, (ii) failed to make any required contribution or payment to any Plan or Multiemployer Plan or in respect of any Benefit Arrangement, or made any amendment to any Plan or Benefit Arrangement, which has resulted or could result in the imposition of a Lien or the posting of a bond or other security under ERISA or the Code or (iii) incurred any liability under Title IV of ERISA other than a liability to the PBGC for premiums under
Section 4007 of ERISA.

         (B) The benefit plans not covered under clause (a) above (including profit sharing, deferred compensation, stock option, employee stock purchase, bonus, retirement, health or insurance plans, collectively the "Benefit Plans") relating to the employees of the Company are duly registered where required by, and are in good standing in all material respects under, all applicable laws. All required employer and employee contributions and premiums under the Benefit Plans to the date hereof have been made, the respective fund or funds established under the Benefit Plans are funded in accordance with applicable laws, and no past service funding liabilities exist thereunder.

         SECTION 4.10. ENVIRONMENTAL MATTERS. The costs and liabilities associated with Environmental Laws (including the cost of compliance therewith) are unlikely to have a material adverse effect on the business, condition (financial or otherwise), operations, performance, properties or prospects of the Company. The Company conducts its businesses in compliance in all material respects with all applicable Environmental Laws.

         SECTION 4.11. TAXES. All United States federal, state, county, municipality local or foreign income tax returns and all other material tax returns (including foreign tax returns) which are required to be filed by or on behalf of the Company have been filed and all material taxes due pursuant to such returns or pursuant to any assessment received by the Company have been paid, except those being disputed in good faith and for which adequate reserves have been established. The charges, accruals and reserves on the books of the Company in respect of taxes or other governmental charges have been established in accordance with GAAP.

         SECTION 4.12. INVESTMENTS, JOINT VENTURES. Except as set forth in
SCHEDULE 4.12 the Company does not have a direct or indirect Investment in any Person, and the Company is not a party to any partnership, management, shareholders' or joint venture or similar agreement.

         SECTION 4.13. NOT AN INVESTMENT COMPANY. The Company is not an "investment company" within the meaning of the Investment Company Act of 1940, as amended.

         SECTION 4.14. FULL DISCLOSURE. The information heretofore furnished by the Company to the Noteholder for purposes of or in connection with this Agreement or any transaction contemplated hereby does not, and all such information hereafter furnished by the Company to the Noteholder will not (in each case taken together and on the date as of which such information is furnished), contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements contained therein, in the light of the circumstances under which they are made, not misleading.

         SECTION 4.15. INTENTIONALLY LEFT BLANK.

         SECTION 4.16. PERMITS. (a) The Company has all material Permits; (b) all such Permits are in full force and effect, and the Company has fulfilled and performed all material obligations with respect to such Permits; (c) no event has occurred which allows, or after notice or lapse of time would allow, revocation or termination by the issuer thereof or which results in any other material impairment of the rights of the holder of any such Permit; and (d) the Company has no reason to believe that any governmental body or agency is considering limiting, suspending or revoking any such Permit.

         SECTION 4.17. ABSENCE OF ANY UNDISCLOSED LIABILITIES OR CAPITAL CALLS. There are no liabilities of the Company of any kind whatsoever, whether accrued, contingent, absolute, determined, determinable or otherwise, and there is no existing condition, situation or set of circumstances which could reasonably be expected to result in such a liability, other than (i) those liabilities provided for in the financial statements delivered pursuant to Section 4.7 hereof and (ii) other undisclosed liabilities which, individually or in the aggregate, would not have a Material Adverse Effect.

         SECTION 4.18. INTELLECTUAL PROPERTY RIGHTS. The Company owns, or is licensed under, and has the rights to use, all material patents, trademarks, trade names, copyrights, technology, know-how and processes (collectively, "Intellectual Property") used in, or necessary for the conduct of its business; no claims have been asserted by any Person to the use of any such Intellectual Property or challenging or questioning the validity or effectiveness of any license or agreement related thereto. To the best of the Company's knowledge, there is no valid basis for any such claim and the use of such Intellectual Property by the Company will not infringe upon the rights of any Person.

         SECTION 4.19. INSURANCE. The Company maintains, with financially sound and reputable insurance companies, insurance in at least such amounts and against such risks such that any uninsured loss would not have a Material Adverse Effect. All insurance coverages of the Company are in full force and effect and there are no past due premiums in respect of any such insurance.

         SECTION 4.20. TITLE TO PROPERTIES. The Company has good and marketable title to all its properties reflected on the financial statements referred to in
Section 4.7, free and clear of all Liens, other than Liens set forth on SCHEDULE 4.20.

         SECTION 4.21. INTERNAL ACCOUNTING CONTROLS. The Company maintains a system of internal accounting controls sufficient, in the judgment of the Company's Board of Directors, to provide reasonable assurance that (i) transactions are executed in accordance with management's general or specific authorizations, (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with GAAP and to maintain asset accountability, (iii) access to assets is permitted only in accordance with management's general or specific authorization and (iv) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences.

         SECTION 4.22. FOREIGN PRACTICES. Neither the Company nor, to the Company's knowledge, any employee or agent of the Company has made any payments of funds of the Company, or received or retained any funds, in each case (x) in violation of any law, rule or regulation or (y) of a character required to be disclosed by the Company in any of the SEC Reports.

         SECTION 4.23. NO RESTRICTIONS ON TRANSFER. The Coventry Notes were originally issued to the Noteholder in exchange for 1,250 shares of the Company's 5% Convertible Preferred Stock ("Preferred Shares") sold to the Noteholder by the Company on January 20, 1998. The conversion of the Preferred Shares the Coventry Notes occurred on March 3, 1999 all pursuant to any duly authorized and required action by the Company's Board of Directors and shareholders and all in compliance with law, and the rules and regulations of the Commission and the National Association of Securities Dealers. The Convertible Notes are entitled to tack on the holding period of the Noteholder from the time of issuance of the Preferred Shares, which holding period is not affected either by the conversion of the Preferred Shares into the Coventry Notes, nor the amendment and restatement of the Coventry Notes into the Convertible Notes. The holding period to date for the Convertible Notes is two years and five months ("Holding Period"). The Holding Period exceeds the period of restriction required by Rule 144 of Regulation D promulgated under the Securities Act, are unaffected by the conversion of the Preferred Shares into the Coventry Notes, and the amendment and restatement of the Coventry Notes into the Convertible Notes, and the Convertible Notes and Conversion Shares issuable upon conversion of the Convertible Notes may be transferred and sold freely, without restriction or restrictive legend of any nature. There is no requirement that the Noteholder, any Holder or any seller of the Convertible Notes or Conversion Shares file any registration statement with the Commission or with any state securities commission including but not limited to the State of Florida or to any sale or transfer of the Convertible Notes or the Conversion Shares. The conversion feature contained in the Convertible Notes is not subject to any "lock up" provisions or any other contractual or binding agreement or obligation which would restrict or prohibit the assignment, Transfer, sale or conversion of the Convertible Notes into Conversion Shares, or the assignment, Transfer or sale of the Conversion Shares

         SECTION 4.24. NOT A "CONTROL SHARE ACQUISITION" The reformation, amendment and restatement of the Convertible Notes, or the further assignment, Transfer or sale of the Convertible Notes, or conversion of the Convertible Notes into Conversion Shares is not and will not be a "control share acquisition" as defined in Section 607.0902, Title XXXVI of the Florida Business Corporations Act ("FBCA"), and none of the provisions of Chapter 607 of the Act apply to the transactions contemplated herein.

         SECTION 4.25 NO SHAREHOLDER APPROVAL REQUIRED. The reformation, amendment and restatement of the Convertible Notes, or the further assignment, Transfer or sale of the Convertible Notes, or conversion of the Convertible Notes into Conversion Shares does not require the approval of the shareholders of the Company under the FBCA, the Company's articles of incorporation or bylaws, or any other requirement of law or, if shareholder approval is required it has or will, prior to the Closing, be properly obtained in accordance with the requirements of the Company's articles of incorporation and by-laws and the FBCA.

         SECTION 4.26 NO DISSENTER'S RIGHTS. The reformation, amendment and restatement of the Convertible Notes, or the further assignment, Transfer or sale of the Convertible Notes, or conversion of the Convertible Notes into Conversion Shares will not will not give rise to any dissenting shareholders' rights under Sections 607.0902 or 607.1302 of the FBCA, the Company's articles of incorporation or bylaws, or otherwise.

         SECTION 4.27. NOT AN AFFILIATE. The Noteholder is not, and has not, at any time in the past, been an Affiliate of the Company, and the execution and delivery of this Reformation Agreement, and the issuance of the Convertible Notes to Noteholder does not render the Noteholder an Affiliate of the Company.


                                    ARTICLE V

                REPRESENTATIONS AND WARRANTIES OF THE NOTEHOLDER

         The Noteholder represents and warrants to the Company the following:

         SECTION 5.1. ORGANIZATION AND QUALIFICATION. The Noteholder is a limited partnership duly organized, validly existing and in good standing under the laws of its jurisdiction of formation, with full power and authority to own, lease, use and operate its properties and to carry on its business as and where now owned, leased, used, operated and conducted.

         SECTION 5.2. AUTHORIZATION AND EXECUTION.

                  (A) The Noteholder has all requisite partnership power and authority to enter into and perform this Agreement and to consummate the transactions contemplated hereby.

                  (B) The execution, delivery and performance by the Noteholder of this Agreement has been duly and validly authorized and no further consent or authorization of the Noteholder, its general partner or its limited partners is required.

                  (C) This Agreement has been duly executed and delivered by the Noteholder.

                  (D) This Agreement constitutes, and upon execution and delivery thereof by the Noteholder, a valid and binding agreement of the Noteholder in accordance with its terms subject to (i) applicable bankruptcy, insolvency or similar laws affecting the enforceability of creditors rights generally and (ii) equitable principles of general applicability.

         SECTION 5.3. NO CONFLICTS. The execution and delivery by the Noteholder of this Agreement did not and will not, and the consummation of the transactions contemplated hereby will not, contravene or constitute a material default under or a material violation of (i) the Noteholder's formation documents, or (ii) any agreement, judgment, injunction, order, decree or other instrument binding upon the Noteholder or any its assets, or result in the creation or imposition of any Lien on any asset of the Noteholder.

         SECTION 5.4. LITIGATION. There is no claim, action, suit or proceeding pending or, to the knowledge of the Noteholder, threatened against the Noteholder, before any court or arbitrator or any governmental body, agency or official in which there is a reasonable possibility of an adverse decision which challenges the validity of this Agreement.

         SECTION 5.5. NOT AN AFFILIATE. The Noteholder is not, and has not, since September 30, 1998, been an Affiliate of the Company, and the execution and delivery of this Reformation Agreement, and the issuance of the Convertible Notes to Noteholder does not render the Noteholder an Affiliate of the Company.



                                   ARTICLE VI

                     CONDITIONS PRECEDENT TO REFORMATION OF
                                CONVERTIBLE NOTES

         SECTION 6.1. CONDITIONS PRECEDENT TO THE NOTEHOLDER'S OBLIGATIONS. The obligations of the Noteholder hereunder is subject to the satisfaction, on or before the Closing Date each of the following conditions, provided that these conditions are for such Noteholder's sole benefit and may be waived by such Noteholder at any time in its sole discretion:

                  (A) The Company shall have executed this Agreement and delivered the same to the Noteholder;

                  (B) The Company shall have delivered to the Noteholder duly executed Convertible Notes in accordance with Section 2.3;

                  (C) The representations and warranties of the Company contained in this Agreement shall be true and correct in all material respects as of the date when made and as of the Closing Date as though made at such time (except for representations and warranties that speak as of a specified date) and the Company shall have performed, satisfied and complied with all covenants, agreements and conditions required by this Agreement to be performed, satisfied or complied with by it at or prior to the Closing Date.

                  (D) The Company shall have received all governmental, regulatory, exchange, Board of Directors, shareholders and third party consents and approvals necessary or desirable in connection with the reformation, amendment and restatement of the Convertible Notes;

                  (E) All applicable waiting periods in respect to the reformation, amendment and restatement of the Convertible Notes shall have expired without any action having been taken by any competent authority that could restrain, prevent or impose any materially adverse conditions thereon or that could seek or threaten any of the foregoing;

                  (F) No law or regulation shall have been imposed or enacted that, in the judgment of the Noteholder, could adversely affect the transactions set forth herein and no law or regulation shall have been proposed that in the reasonable judgment of Noteholder could reasonably have any such effect;

                  (G) The Company Corporate Documents shall be in full force and effect and no term or condition thereof shall have been amended, waived or otherwise modified without the prior written consent of the Noteholder;

                  (H) There shall exist no action, suit, investigation, litigation or proceeding pending or threatened in any court or before any arbitrator or governmental instrumentality that challenges the validity of or purports to affect this Agreement, or other transaction contemplated hereby or thereby or that could reasonably be expected to have a Material Adverse Effect, or any material adverse effect on the enforceability of this Agreement or the Convertible Notes or the rights of the Noteholder or any Holder of the Convertible Notes;

                  (I) The Noteholder shall have confirmed receipt of the Convertible Notes, duly executed by the Company;

                  (J) There shall not have occurred any disruption or adverse change in the financial or capital markets generally, or in the market for the Common Stock (including but not limited to any suspension or delisting), which the Noteholder reasonably deems material;

                  (K) The Noteholder shall have received the Company's opinion of counsel as required by Section 2.3, and all other certificates, instruments, agreements or other documents as they shall reasonably request.

                  (L) The Noteholder is satisfied that all terms and conditions of a certain Securities Purchase Agreement, to be executed among Noteholder and various purchasers, have been satisfied and that the closing of the transaction contemplated therein will take place.

         SECTION 6.2. CONDITIONS TO THE COMPANY'S OBLIGATIONS. The obligations of the Company to reform, amend and restate the Convertible Notes pursuant to this Agreement are subject to the satisfaction, at or prior to any Closing Date, of the following conditions:

                  (A) The representations and warranties of the Noteholder contained herein shall be true and correct in all material respects on the Closing Date and the Noteholder shall have performed and complied in all material respects with all agreements required by this Agreement to be performed or complied with by the Noteholder at or prior to the Closing Date;

                  (B) The reformation, amendment and restatement of the Convertible Notes shall not be prohibited by any applicable law, court order or governmental regulation;

                  (C) Receipt by the Company of duly executed counterparts of this Agreement signed by the Noteholder; and

                  (D) The Noteholder shall have released an liens on the Company's assets or on any shares of the shareholders of the Company and returned any pledged shares to such shareholders.


                                   ARTICLE VII

                      AFFIRMATIVE COVENANTS OF THE COMPANY

         The Company hereby agrees that, from and after the date hereof for so long as any Convertible Notes remain outstanding and for the benefit of the Noteholder or any Holder:

         SECTION 7.1. INFORMATION. The Company will deliver to the Noteholder and any Holder of the Convertible Notes:

                  (A) promptly upon the filing thereof, copies of (i) all registration statements (other than the exhibits thereto and any registration statements on Form S-8 or its equivalent), and (ii) all reports on Forms 10-K, 10-Q and 8-K (or their equivalents) which the Company has filed with the Commission; and

                  (B) promptly upon the mailing thereof to the shareholders of the Company generally, copies of all financial statements, reports and proxy statements so mailed and any other document generally distributed to shareholders.

         SECTION 7.2. PAYMENT OF OBLIGATIONS. The Company will, pay and discharge, at or before maturity, all its liabilities, except where the same may be contested in good faith by appropriate proceedings and will maintain, in accordance with GAAP, appropriate reserves for the accrual of any of the same.

         SECTION 7.3. MAINTENANCE OF PROPERTY; INSURANCE. The Company will keep all property useful and necessary in its business in good working order and condition, ordinary wear and tear excepted. In addition, the Company will maintain insurance in at least such amounts and against such risks as it has insured against as of the Closing Date.

         SECTION 7.4. COMPLIANCE WITH LAWS. The Company will comply, in all material respects, with all federal, state, municipal, local or foreign applicable laws, ordinances, rules, regulations, municipal by-laws, codes and requirements of governmental authorities (including, without limitation, Environmental Laws and ERISA and the rules and regulations thereunder) except
(i) where compliance therewith is contested in good faith by appropriate proceedings or (ii) where non-compliance therewith could not reasonably be expected, in the aggregate, to have a material adverse effect on the business, condition (financial or otherwise), operations, properties or prospects of the Company.

         SECTION 7.5. INTENTIONALLY OMITTED.

         SECTION 7.6. RESERVED SHARES. The Company shall at all times have authorized, and reserved for the purpose of issuance, a sufficient number of shares of Common Stock to provide for the full conversion of the outstanding Convertible Notes and issuance of the Conversion Shares.

         SECTION 7.7. IRREVOCABLE INSTRUCTIONS. Upon receipt of a Notice of Conversion the Company shall immediately issue irrevocable instructions to its transfer agent to issue certificates, registered in the name of each Noteholder or any Holder or their respective nominees, transferees and assignees, for the Conversion Shares, in such amounts as specified from time to time by each Noteholder or Holder to the Company upon proper conversion of the Convertible Notes. Upon conversion of any Convertible Notes in accordance with their terms, the Company will, and will cause its transfer agent to, issue one or more certificates representing shares of Common Stock in such name or names and in such denominations specified by a Noteholder or Holder in a Notice of Conversion. The shares of Common Stock issuable upon conversion of any Convertible Notes shall be issued to the Noteholder, any Holder, any nominee, assignee, transferee of such shares from a Noteholder or Holder without any restriction or restrictive legend or any nature whatsoever. The Company further warrants and agrees that no instructions other than these instructions have been or will be given to its transfer agent. Nothing in this Section 8.9 shall affect in any way the Noteholder's or any Holder's obligation to comply with all securities laws applicable to the Noteholder or Holder upon resale of such shares of Common Stock.

         SECTION 7.8. MAINTENANCE OF REPORTING STATUS; SUPPLEMENTAL INFORMATION. So long as any of the Securities are outstanding, the Company shall timely file all reports required to be filed with the Commission pursuant to the Exchange Act. The Company shall not terminate its status as an issuer required to file reports under the Exchange Act, even if the Exchange Act or the rules and regulations thereunder would permit such termination. If at anytime the Company is not subject to the requirements of Section 13 or 15(d) of the Exchange Act, the Company will promptly furnish at its expense, upon request, for the benefit of the holders from time to time of Securities, and prospective purchasers of Securities, information satisfying the information requirements of Rule 144 under the Securities Act.

         SECTION 7.9. CAPITAL REORGANIZATION. If and whenever there shall occur:

                  (i) a reclassification or redesignation of the shares of Common Stock or any change of the shares of Common Stock into other shares, or,

                  (ii) a Sale Event.

(any such event being herein called a "Capital Reorganization"), then in each such case the Noteholder or any Holder who exercises the right to convert Convertible Notes after the effective date of such Capital Reorganization shall be entitled to receive and shall accept, upon the exercise of such right, in lieu of the number of shares of Common Stock to which the Noteholder or such Holder was theretofore entitled upon the exercise of the conversion privilege, the aggregate number of shares or other securities or property of the Company or of the body corporate resulting from such Capital Reorganization that such holder would have been entitled to receive as a result of such Capital Reorganization if, on the effective date thereof, the Noteholder or such Holders had been the holder of the number of shares of Common Stock to which the Noteholder or such Holder was theretofore entitled upon conversion; provided, however, that no such Capital Reorganization shall be consummated in effect unless all necessary steps shall have been taken so that the Noteholder or such Holders shall thereafter be entitled to receive such number of shares or other securities of the Company or of the body corporate resulting from such Capital Reorganization, subject to adjustment thereafter in accordance with provisions the same, as nearly as may be possible, as those contained above.

         SECTION 7.10. NOTICE TO NOTEHOLDERS.

         The Company shall give the Noteholder or registered Holders of the Convertible Notes written notice of any record, not less than 10 Business Days prior to such record date or, if no record date is fixed, not less than 10 Business Days prior to the effective date of such event, which notice shall set forth the particulars of the proposed event or the extent that such particulars have been determined at the time of giving the notice.


                                  ARTICLE VIII

                      WAIVER AND RELEASE BY THE NOTEHOLDER

         Provided the transactions contemplated by this Agreement are consummated and the Coventry Notes are reformed, amended and restated and the Convertible Notes are delivered to the Noteholder, as required by this Agreement, the Noteholder waives and forgives any and all defaults and events of defaults under the Coventry Notes. Noteholder, for itself and each of its respective general partners, limited partners, investors, representatives, executors, administrators, affiliated entities, successors and assigns ("OBLIGOR PARTIES") hereby remises, releases and forever discharges the Company, its officers, directors, affiliates, and/or subsidiaries, its and their predecessors, successors and assigns, (collectively "RELEASED PARTIES") from any and all debts, demands, actions, causes of actions, claims, specialties, covenants, contracts, controversies, agreements, promises, doings, omissions, variances, damages, executions, rights, liabilities, suits, sums and sums of money, accounts, reckonings, presentments, attorneys' liens rights to attorneys' fees whatsoever, in law or in equity, whether known or unknown, which any or all of the Obligor Parties now has or ever had against the Released Parties from the beginning of the world to and including the date of this Agreement, including without limitation any and all claims arising with respect to, and /or in connections with the Coventry Notes but specifically does not release and discharge any obligations and liabilities of the Company in connection with the Convertible Notes. The release provided herein by the Noteholder shall not apply to any debts, demands, actions, causes of action, claims or agreements which the Noteholder has or may have against any and all third parties which are not made Released Parties as specifically set forth above.

                                   ARTICLE IX

                     ADDITIONAL AGREEMENTS AMONG THE PARTIES

         SECTION 9.1. CONVERSION LIMIT. Notwithstanding the conversion rights under the Convertible Notes, in no event shall such Noteholder or any Holder be entitled to convert any portion of the Convertible Notes in excess of that portion of the Convertible Notes upon conversion, of which the sum of (i) the number of shares of Common Stock beneficially owned by such Noteholder or any Holder (other than shares of Common Stock which may be deemed beneficially owned through the ownership of the unconverted portion of the Convertible Note convertible into or exchangeable for shares of Common Stock), and (ii) the number of shares of Common Stock issuable upon the conversion of the portion of the Convertible Note with respect to which this determination is being made, would result in beneficial ownership by the Noteholder or any Holder of more than 4.99% of the outstanding shares of Common Stock. In the event that the Noteholder or any Holder attempts to convert any portion of the Convertible Notes in derogation of this Section 9.1, the Company shall refuse to honor such conversion and may issue instructions to the Company's transfer agent restricting the conversion of the Convertible Notes held by the Noteholder or any such Holder, until the Company has been provided with evidence, sufficient in the opinion of the Company's counsel, that the proposed conversion will not exceed the lmitations set forth in this Section 9.1. For purposes of this
Section 10.1(a), beneficial ownership shall be determined in accordance with Rule 13d-3 of the Exchange Act and Regulations 13 D-G thereunder, except as otherwise provided in this Section 9.1. The Company and the Noteholder or any Holder hereby irrevocably acknowledge and agree that at no time shall the Noteholder or any Holder have the right or privilege under this Agreement or any other agreement or contract with the Company to beneficial ownership of Common Stock in excess of the limitations provided in this Section 9.1 The foregoing limitation shall not apply and shall be of no further force or effect (i) immediately preceding and upon the occurrence of any voluntary or mandatory redemption or repayment transaction described herein or in the Convertible Notes, (ii) on the Maturity Date or (iii) following the occurrence of any Event of Default which is not cured within the greater of the applicable time period specified in either (A) such written notice of Noteholder or any Holder or (B)
Section 10.1 hereof.

                                    ARTICLE X

                                EVENTS OF DEFAULT

         SECTION 10.1. EVENTS OF DEFAULT. If one or more of the following events (each an "Event of Default") shall have occurred and be continuing:

                  (A) failure by the Company to pay or prepay when due, all or any part of the principal on any of the Convertible Notes (whether by virtue of the agreements specified in this Agreement or the Convertible Notes);

                  (B) failure on the part of the Company to observe or perform in any material respect any covenant contained in this Agreement;

                  (C) trading in the Common Stock shall have been suspended by the Commission or by the OTC Bulletin Board (except for any suspension of trading of limited duration solely to permit dissemination of material information regarding the Company and except if, at the time there is any suspension on the OTC Bulletin Board, the Common Stock is then listed and approved for trading on either the Nasdaq Stock Market's SmallCap Market or the Nasdaq Stock Market's National Market or a stock exchange within ten (10) Trading Days thereof, and except if any such de-listing is caused by actions of the Noteholder or any Holder);

                  (D) the Company shall have its Common Stock delisted from the OTC Bulletin Board for at least ten (10) consecutive Trading Days and is unable to obtain a listing on either the Nasdaq Stock Market's SmallCap Market or the Nasdaq Stock Market's National Market or a stock exchange within such ten (10) Trading Days thereof unless any such de-listing is caused by actions of the Noteholder or any Holder;

                  (E) the Company has commenced a voluntary case or other proceeding seeking liquidation, winding-up, reorganization or other relief with respect to itself or its debts under any bankruptcy, insolvency, moratorium or other similar law now or hereafter in effect or seeking the appointment of a trustee, receiver, liquidator, custodian or other similar official of it or any substantial part of its property, or has consented to any such relief or to the appointment of or taking possession by any such official in an involuntary case or other proceeding commenced against it, or has made a general assignment for the benefit of creditors, or has failed generally to pay its debts as they become due, or has taken any corporate action to authorize any of the foregoing;

                  (F) an involuntary case or other proceeding has been commenced against the Company seeking liquidation, winding-up, reorganization or other relief with respect to it or its debts under any bankruptcy, insolvency, moratorium or other similar law now or hereafter in effect or seeking the appointment of a trustee, receiver, liquidator, custodian or other similar official of it or any substantial part of its property, and such involuntary case or other proceeding shall remain undismissed and unstayed for a period of 90 days, or an order for relief has been entered against the Company under the federal bankruptcy laws as now or hereafter in effect;

                  (G) default in any provision (including payment) of any agreement governing the terms of any Debt of the Company in excess of $400,000, which has not been cured within any applicable period of grace associated therewith;

                  (H) judgments or orders for the payment of money which in the aggregate at any one time exceed $400,000 and are not covered by insurance have been rendered against the Company by a court of competent jurisdiction and such judgments or orders shall continue unsatisfied and unstayed for a period of 90 days.

then, and in every such occurrence, the Noteholder or any Holder may with respect to any other Event of Default, by notice to the Company, declare the Convertible Notes then purchased to be, and the Convertible Notes shall thereon become immediately due and payable; PROVIDED that in the case of any of the Events of Default specified in paragraph (e) or (f) above with respect to the Company, then, without any notice to the Company or any other act by the Noteholder or any Holder, the entire amount of the Convertible Notes shall become immediately due and payable, PROVIDED FURTHER, if any Event of Default has occurred and is continuing, and irrespective of whether any Convertible Note has been declared immediately due and payable hereunder, the Noteholder or any Holder of Convertible Notes may proceed to protect and enforce the rights of the Noteholder or such Holder by an action at law, suit in equity or other appropriate proceeding, whether for the specific performance of any agreement contained herein or in any Convertible Note, or for an injunction against a violation of any of the terms hereof or thereof, or in aid of the exercise of any power granted hereby or thereby or by law or otherwise, and PROVIDED FURTHER, in the case of any Event of Default other than those specified in paragraphs (e) and (f), the amount declared due and payable on the Convertible Notes shall be 130% of the principal amount thereof, including accrued but unpaid interest through the date of payment, except that the Noteholder or any Holder may convert the unpaid principal amount of any Convertible Note (including the amount of accrued but unpaid interest) into shares of Common Stock at the Default Conversion Price.

         SECTION 10.2. POWERS AND REMEDIES CUMULATIVE. No right or remedy herein conferred upon or reserved to the Noteholder or any Holder is intended to be exclusive of any other right or remedy, and every right and remedy shall, to the extent permitted by law, be cumulative and in addition to every other right and remedy given hereunder or now or hereafter existing at law or in equity or otherwise. The assertion or employment of any right or remedy hereunder, or otherwise, shall not prevent the concurrent assertion or employment of any other appropriate right or remedy. Every power and remedy given by the Convertible Notes or by law may be exercised from time to time, and as often as shall be deemed expedient, by the Noteholder or any Holder.

                                   ARTICLE XI

                                  MISCELLANEOUS

         SECTION 11.1. NOTICES. All notices, demands and other communications to any party hereunder shall be in writing (including telecopier or similar writing) and shall be given to such party at its address set forth on the signature pages hereof, or such other address as such party may hereafter specify for the purpose to the other parties. Each such notice, demand or other communication shall be effective (i) if given by telecopy, when such telecopy is transmitted to the telecopy number specified on the signature page hereof, (ii) if given by mail, four days after such communication is deposited in the mail with first class postage prepaid, addressed as aforesaid or (iii) if given by any other means, when delivered at the address specified in or pursuant to this Section.

         SECTION 11.2. NO WAIVERS; AMENDMENTS.

                  (A) No failure or delay on the part of any party in exercising any right, power or remedy hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such right, power or remedy preclude any other or further exercise thereof or the exercise of any other right, power or remedy.

                  (B) Any provision of this Agreement may be amended, supplemented or waived if, but only if, such amendment, supplement or waiver is in writing and is signed by the Company and the Noteholder or the Holders; PROVIDED, that without the consent of each holder of any Convertible Note affected thereby, an amendment or waiver may not (a) reduce the aggregate principal amount of Convertible Notes whose holders must consent to an amendment or waiver, (b) reduce the rate or extend the time for payment of interest on any Convertible Note, (c) reduce the principal amount of or extend the stated maturity of any Convertible Note or (d) make any Convertible Note payable in money or property other than as stated in such Convertible Note. In determining whether the Holders of the requisite principal amount of Convertible Notes have concurred in any direction, consent, or waiver as provided in this Agreement, Convertible Notes which are owned by the Company or any other obligor on or guarantor of the Convertible Notes, or by any Person Controlling, Controlled by, or under common Control with any of the foregoing, shall be disregarded and deemed not to be outstanding for the purpose of any such determination; and PROVIDED FURTHER that no such amendment, supplement or waiver which affects the rights of the Noteholder and any Holder and their affiliates otherwise than solely in their capacities as holders of Convertible Notes shall be effective with respect to them without their prior written consent.

         SECTION 11.3. INDEMNIFICATION.

                  (A) The Company agrees to indemnify and hold harmless the Noteholder, any Holder and their Affiliates, and each Person, if any, who controls such Noteholder or the Holders, or any of its Affiliates, within the meaning of the Securities Act or the Exchange Act (each, a "Controlling Person"), and the respective partners, agents, employees, officers, directors and attorneys of the Noteholder and each Holder, their Affiliates and any such Controlling Person (each an "Indemnified Party" and collectively, the "Indemnified Parties"), from and against any and all losses, claims, damages, liabilities and expenses (including, without limitation and as incurred, reasonable costs of investigating, preparing or defending any such claim or action, whether or not such Indemnified Party is a party thereto, provided that the Company shall not be obligated to advance such costs to any Indemnified Party other than the Noteholder and any Holder unless it has received from such Indemnified Party an undertaking to repay to the Company the costs so advanced if it should be determined by final judgment of a court of competent jurisdiction that such Indemnified Party was not entitled to indemnification hereunder with respect to such costs) which may be incurred by such Indemnified Party in connection with any investigative, administrative or judicial proceeding brought or threatened that relates to or arises out of, or is in connection with any activities contemplated by any Transaction Agreement or any other services rendered in connection herewith; PROVIDED that the Company will not be responsible for any claims, liabilities losses, damages or expenses that are determined by final judgment of a court of competent jurisdiction to result from such Indemnified Party's gross negligence, willful misconduct or bad faith.

                  (B) If any action shall be brought against an Indemnified Party with respect to which indemnity may be sought against the Company under this Agreement, such Indemnified Party shall promptly notify the Company in writing and the Company, at its option, may, assume the defense thereof, including the employment of counsel reasonably satisfactory to such Indemnified Party and payment of all attorneys' and experts' fees and expenses. The failure to so notify the Company shall not affect any obligations the Company may have to such Indemnified Party under this Agreement or otherwise unless the Company is materially adversely affected by such failure. Such Indemnified Party shall have the right to employ separate counsel in such action and participate in the defense thereof, but the fees and expenses of such counsel shall be at the expense of such Indemnified Party, unless:
         (i) the Company has failed to assume the defense and employ counsel or
         (ii) the named parties to any such action (including any impleaded parties) include such Indemnified Party and the the Company, and such Indemnified Party shall have been advised by counsel that there may be one or more legal defenses available to it which are different from or additional to those available to the Company, in which case, if such Indemnified Party notifies the Company in writing that it elects to employ separate counsel at the expense of the Company, the Company shall not have the right to assume the defense of such action or proceeding on behalf of such Indemnified Party, PROVIDED, HOWEVER, that the Company shall not, in connection with any one such action or proceeding or separate but substantially similar or related actions or proceedings in the same jurisdiction arising out of the same general allegations or circumstances, be responsible hereunder for the reasonable fees and expenses of more than one such firm of separate counsel, in addition to any local counsel, which counsel shall be designated by the Noteholder or any Holder. The Company shall not be liable for any settlement of any such action effected without the written consent of the Company (which shall not be unreasonably withheld) and the Company agrees to indemnify and hold harmless each Indemnified Party from and against any loss or liability by reason of settlement of any action effected with the consent of the Company. In addition, the Company will not, without the prior written consent of the Noteholder or any Holder, settle or compromise or consent to the entry of any judgment in or otherwise seek to terminate any pending or threatened action, claim, suit or proceeding in respect to which indemnification or contribution may be sought hereunder (whether or not any Indemnified Party is a party thereto) unless such settlement, compromise, consent or termination includes an express unconditional release of the

         Noteholder, any Holder and the other Indemnified Parties, satisfactory in form and substance to the Noteholder and any Holder, from all liability arising out of such action, claim, suit or proceeding.

                  (C) If for any reason the foregoing indemnity is unavailable (otherwise than pursuant to the express terms of such indemnity) to an Indemnified Party or insufficient to hold an Indemnified Party harmless, then in lieu of indemnifying such Indemnified Party, the Company shall contribute to the amount paid or payable by such Indemnified Party as a result of such claims, liabilities, losses, damages, or expenses (i) in such proportion as is appropriate to reflect the relative benefits received by the Company on the one hand and by the Indemnified Party on the other from the transactions contemplated by this Agreement or (ii) if the allocation provided by clause (i) is not permitted under applicable law, in such proportion as is appropriate to reflect not only the relative benefits received by the Company on the one hand and the Indemnified Party on the other, but also the relative fault of the Company and the Indemnified Party as well as any other relevant equitable considerations. Notwithstanding the provisions of this Section 11.3, the aggregate contribution of all Indemnified Parties shall not exceed the amount of interest actually received by the Noteholder or Holders pursuant to this Agreement. It is hereby further agreed that the relative benefits to the Company on the one hand and the Noteholder or Holders on the other with respect to the transactions contemplated hereby shall be determined by reference to, among other things, whether any untrue or alleged untrue statement of material fact or the omission or alleged omission to state a material fact related to information supplied by the Company or by the Indemnified Party and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. No Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation

                  (D) The indemnification, contribution and expense reimbursement obligations set forth in this Section 11.3 (i) shall be in addition to any liability the Company may have to any Indemnified Party at common law or otherwise, (ii) shall survive the termination of this Agreement and the payment in full of the Convertible Notes and
         (iii) shall remain operative and in full force and effect regardless of any investigation made by or on behalf of the Noteholder, any Holder or any other Indemnified Party.

         SECTION 11.4. SUCCESSORS AND ASSIGNS. The Noteholder and any Holder may assign its rights under this Agreement and may assign, Transfer or sell, all or any portion of the Convertible Notes held by the Noteholder or any Holder in denominations of no less than $10,000, to any other Person who is an "accredited investor". This Agreement shall be binding upon the Company and upon the Noteholder and any Holder and their respective successors and assigns; PROVIDED that the the Company shall not assign or otherwise transfer its rights or obligations under this Agreement to any other Person without the prior written consent of a Majority of the Holders. All provisions hereunder purporting to give rights to the Noteholder, any Holder and their affiliates are for the express benefit of such Persons and their successors and assigns.

         SECTION 11.5. LAW; SUBMISSION TO JURISDICTION; WAIVER OF JURY TRIAL; APPOINTMENT OF AGENT. THIS AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF FLORIDA. EACH PARTY HERETO HEREBY SUBMITS TO THE EXCLUSIVE JURISDICTION OF THE UNITED STATES DISTRICT COURT IN MIAMI, FLORIDA FOR PURPOSES OF ALL LEGAL PROCEEDINGS ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY. EACH PARTY HERETO IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, ANY OBJECTION WHICH IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF THE VENUE OF ANY SUCH PROCEEDING BROUGHT IN SUCH A COURT AND ANY CLAIM THAT ANY SUCH PROCEEDING BROUGHT IN SUCH A COURT HAS BEEN BROUGHT IN AN INCONVENIENT FORUM. EACH PARTY HERETO HEREBY IRREVOCABLY WAIVES ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY. NOTWITHSTANDING ANYTHING TO THE CONTRARY IN THE FOREGOING, AT THE ELECTION OF THE NOTEHOLDER OR A HOLDER, ANY DISPUTE BETWEEN THE NOTEHOLDER AND ANY HOLDER AND THE COMPANY MAY BE ARBITRATED, RATHER THAN LITIGATED IN THE COURTS, BEFORE AND IN ACCORDANCE WITH THE RULES OF THE AMERICAN ARBITRATION ASSOCIATION IN MIAMI. THE COMPANY AGREES TO SUBMIT TO AND PARTICIPATE IN ANY SUCH ARBITRATION.

         SECTION 11.6. SEVERABILITY. If any term, provision, covenant or restriction of this Agreement is held by a court of competent jurisdiction to be invalid, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions of this Agreement shall remain in full force and effect and shall in no way be affected, impaired or invalidated unless a failure of consideration would result thereby.

         SECTION 11.7. SURVIVAL. All provisions contained in this Agreement (unless specifically noted to the contrary) shall survive the payment in full of the Convertible Notes and shall remain operative and in full force and effect.

         SECTION 11.8. COUNTERPARTS. This Agreement may be executed by telecopy signature and in any number of counterparts each of which shall be an original with the same effect as if the signatures there to and hereto were upon the same instrument.

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective authorized officers, as of the date first above written.

         COMPANY:               COVENTRY INDUSTRIES CORP. N/K/A
                                AMERICAN RISK MANAGEMENT GROUP, INC.


                                By:
                                   -----------------------------------------

NOTEHOLDER:                     PROFUTURES SPECIAL EQUITIES FUND, L.P.
                                BY: PROFUTURES FUND MANAGEMENT, INC., ITS
                                AUTHORIZED AGENT


                                By:
                                   ------------------------------------------
                                            Gary D. Halbert, President

                                    EXHIBITS

Exhibit A         -        Coventry Notes
Exhibit B         -        Form of Convertible Note
Exhibit C         -        Opinion of Counsel
Exhibit I         -        Notice of Conversion

                                  SCHEDULE 4.3
            (CAPITALIZATION, WARRANTS AND OTHER SECTION 4.3 MATTERS)

         1. D.L. Cromwell (Ira Goldberg) warrants issued pursuant to $1,000,000 private placement of units consisting of stock and warrants.

                                  SCHEDULE 4.12
                    (COMPANY JOINT VENTURES AND INVESTMENTS)

                1. PeopleFirst LLC, an Ohio limited liability company, wholly owned by the Company.

                                  SCHEDULE 4.20
                                     (LIENS)


         1.  None.

                                    EXHBIT I

                              NOTICE OF CONVERSION

(To be Executed by the Registered Holder in order to Convert the Convertible Notes)

                  The undersigned hereby irrevocably elects to convert $___________ of the above Convertible Note _______ into shares of Common Stock of American Risk Management Group, Inc. according to the conditions set forth in such Convertible Notes, as of the date written below.

                  If shares are to be issued in the name of a person other than the undersigned, the undersigned will pay all transfer and other taxes and charges payable with respect thereto.

Date of Conversion________________________________________________

Applicable Conversion Price________________________________________

Number of Conversion Shares

Signature__________________________________________________________
                  [Print Name of Holder and Title of Signer]

SSN or EIN: Shares to be registered in the following name:

Name: ___________________________________________________________

Address:_________________________________________________________

Tel:_______________________________



Fax:

SSN or EIN: __________________________________________________________________

Shares are to be sent or delivered to the following account:

Account Name: ___________________________________________________________

Address: ___________________________________________________________

Tel:_____________________________

Fax:_________________________

SSN or EIN: _____________________